AMERICAN AADVANTAGE FUNDS
AMR Class
Institutional Class

Supplement dated September 26, 2000 to the Prospectus dated July 7, 2000

The paragraph titled Non-Diversification Risk on page seven is hereby removed.


Due to an error in the returns reported for the Lipper Emerging Markets Index, the average annual total returns shown on page eight are hereby changed to:

                                 Average Annual Total Return as of 12/31/99

                                    1 Year    5 Years   Since Inception
Morgan Stanley Composite            102.54%   7.62%     14.61%
The Boston Company Composite         76.98%    N/A      12.69%
Lipper Emerging Markets Index        68.95%   3.02%      4.26%
MSCI Emerging Markets Free Index     66.41%   2.00%     10.35%
                                                         2.99%


Supplement dated September 26, 2000 to the Statement of Additional Information dated July 7, 2000

The second non-fundamental investment restriction on page four is changed to read as follows:

2. Purchase securities on margin or effect short sales (except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).


The fourth paragraph under Yield and Total Return Quotations on page 17 is hereby changed to read:

In reports or other communications to shareholders or in advertising material, each class of a Fund may from time to time compare its performance or annual operating expense ratio with those of other mutual funds in rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., iMoneyNet, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times," "Barrons" or the "Wall Street Journal." Each class of a Fund may also compare its performance with various indices prepared by BARRA, Frank Russell, Standard & Poor's, Merrill Lynch, Morgan Stanley or Lehman Brothers or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The comparison may be accompanied by a discussion of the tenets of value investing versus growth investing.


The following three sentences are hereby added at the end of the sixth paragraph under Yield and Total Return Quotations on page 17:

The Funds may also publish advertisements or shareholder communications that discuss the principles of diversification and asset allocation. The Funds may also discuss the benefits of diversification across investment managers, which include reduced portfolio volatility, lower overall risk, and access to multiple leading managers within one Fund. The Funds may suggest specific asset allocation models based on an investor's risk tolerance and time horizon.